SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 11, 2004
           -----------------------------------------------------------
                                (Date of Report)

                                   GENUS, INC.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

California                            000-17139                  94-2790804
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


1139 Karlstad Drive
Sunnyvale, CA                                                  94089
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(Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:          (408) 747-7120
                                                             --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         EXHIBIT NO.         DESCRIPTION
         -----------         -----------
         Exhibit 99          Press Release issued by Genus, Inc. on February 10,
                             2004


Item 12.  Results of Operations and Financial Condition

     The information in this Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     On February 10, 2004, Genus, Inc. issued a press release announcing financial results for its fourth fiscal quarter and fiscal year ended December 31, 2003. The full text of the press release is attached as Exhibit 99 to this Form 8-K.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 11, 2004                             GENUS, INC.


                                                     By: /s/ Shum Mukherjee
                                                         ------------------
                                                         Shum Mukherjee
                                                         Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION
-----------          -----------
Exhibit 99           Press Release issued by Genus, Inc. on February 10, 2004


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